SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

        [  ]   Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

        [X] Definitive  Proxy Statement

        [ ] Definitive  Additional
        Materials

        [ ] Soliciting  Material Pursuant to ss.  240.14a-11(c) or ss.
        240.14a-12

-------------------------------------------------------------------------------

                                     Orchard Series Fund
                                     -------------------
                       (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------

       (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

        [X]    No fee required
        [      ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
               and 0-11. (1) Title of Each class of securities to which transaction applies:

               ----------------------------------------------------------

               (2) Aggregate number of securities to which transaction applies:
               ----------------------------------------------------------

                      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------

               (4) Proposed maximum aggregate value of transaction:
               ----------------------------------------------------------

               (5) Total fee paid:
               ----------------------------------------------------------

        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:
               ----------------------------------------------------------
               (2) Form, Schedule or Registration No.:
               ----------------------------------------------------------
               (3) Filing Party:
               ----------------------------------------------------------
               (4) Date Filed:
               ----------------------------------------------------------






                               ORCHARD SERIES FUND

                      Executive Offices:    8515 East Orchard Road
                                            Englewood, Colorado 80111

                      Mailing Address:      P.O. Box 1700
                                            Denver, Colorado 80201

                                 April 28, 2000


                        NOTICE OF MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ORCHARD SERIES FUND, INC.:

        You are hereby notified that pursuant to the bylaws of Orchard Series Fund. ("the Fund"), a meeting of its shareholders ("the Meeting") will be held at 8515 East Orchard Road, Englewood, Colorado on Thursday May, 25 2000 at 11:00 a.m., Mountain Time, for the following purposes:

1. To elect five trustees to serve until their successors are elected and qualified.

2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Fund for its fiscal year ending December 31, 2000.

3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

        The Board of Trustees has fixed the close of business on February 25, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts and certain retirement plan accounts are entitled to provide voting instructions with respect to their proportionate interest in the Funds.

        You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Trustees of the Fund.

                                            By Order of the Board of Trustees

April 28, 2000                              Beverly A. Byrne
                                            Secretary

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the Untied States. We ask your cooperation in mailing your proxy card promptly.

                                 PROXY STATEMENT

                               ORCHARD SERIES FUND

                             Executive Offices:    8515 East Orchard Road
                                                   Englewood, Colorado 80111

                             Mailing Address:      P.O. Box 1700
                                                   Denver, Colorado 80201

                                 April 28, 2000

                             MEETING OF SHAREHOLDERS

Introduction

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Orchard Series Fund ("the Fund"), a Delaware business trust, to be voted at a Meeting of Shareholders of the Fund ("the Meeting"), to be held at 8515 East Orchard Road, Englewood, Colorado, on Thursday May 25, 2000 at 11:00 a.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be April 28, 2000.

        The Board of Trustees has fixed the close of business on February 25, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof (the "Record Date"). Only owners of certain variable annuity contracts and certain retirement plan accounts are entitled to provide voting instructions with respect to their proportionate interest in the Funds. Shares of the Funds are sold to certain qualified retirement plans and non-qualified deferred compensation plans. As well, shares of the Funds are sold to FutureFunds Series Account II of GWL&A and TNE Series (k) Account. Shares are also sold to Pinnacle Series Account to fund certain variable life insurance policies issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." In addition, shares of the Funds are sold to the Qualified Series Account and FutureFunds Series Account II of GWL&A and to the TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts. Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the vote of the owners of contracts issued through Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account is not being solicited.

        The investment adviser to the Fund is GW Capital Management, LLC. ("GWCM") 8515 East Orchard Road, Englewood, Colorado 80111, a wholly owned subsidiary of GWL&A. The principal underwriter to the Fund is One Orchard Equities, Inc., 8515 East Orchard Road, Englewood, Colorado 80111, a wholly owned subsidiary of GWL&A.

        The Series Accounts own shares of the Funds, on behalf of Contractowners and by The Great-West Life Assurance Company ("Great-West") who provided initial capital to the Fund. In accordance with its view of present applicable law, shares attributable to each of the Funds held in the Series Accounts will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Funds as of the Record Date. The number of votes that a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a Series Account) to the total number of votes attributable to such Fund. In determining the number of votes, fractional shares will be recognized. Shares as to which no timely instructions are received, shares owned by qualified retirement plans, shares owned by Great-West Life Assurance Company (Great-West), and shares owned by Qualified Series Account, FutureFunds II Series Account, and TNE Series (k) Account will be voted by GWL&A in proportion to the voting instructions received from Contractowners. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or GWL&A or its agents or affiliates personally or by telephone.

        The following table indicates the eligible voters with respect to the proposals being presented at the meeting.

================================ ============================== ==============================
                Proposal                           Summary               Eligible Voters

--------------------------------- ------------------------------ ------------------------------
1.  Election of Directors         A proposal regarding the       Only owners of certain
                                  election of the members of     variable annuity contracts
                                  the Board of Trustees of       and certain retirement plan
                                  Orchard Series Fund, Inc. to   accounts.
                                  serve until their successors
                                  are elected and qualified.
--------------------------------- ------------------------------ ------------------------------
2.  Ratification of Auditors      A proposal regarding the       Only owners of certain
                                  ratification of the            variable annuity contracts
                                  selection of Deloitte &        and certain retirement plan
                                  Touche as independent          accounts.
                                  auditors for Orchard Series
                                  Fund, Inc. for the fiscal
                            year ending December 31,

                                  2000.

--------------------------------- ------------------------------ ------------------------------

        If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from Contractowners will be voted in favor of the proposals. Approval of Proposals 1 and 2 must be approved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

        The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal, and will vote against adjournment those shares that they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        The Fund will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Management of the Fund knows of no other business, other than that set forth in Proposals 1 and 2 which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

        The Orchard Series Fund presently consists of five Funds, each of which issues a separate class of common stock. Holders of common stock of each Fund on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

        As of the Record Date, no persons other than the Series Accounts, FutureFunds II Series Account, TNE Series (k) Account and Great-West were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares and the Trustees and executive officers of the Orchard Series Fund did not own any Fund shares.

        The number of shares outstanding for each Fund of the Orchard Series Fund and the number of shares of each of these Funds held by these respective entities are set forth in the following table.

======================= =============== ========= ======= =========== ============ ========= ============ ============== ==========
Fund                    Total Aggregate  Pinnacle  Maxim   FutureFunds Retirement  Qualified FutureFunds II   TNE (k)    Great-West
                        Shares                    Account                Plan
----------------------- ---------------  --------  -------  --------    ----- --------- ---------------- -------------- ------------
----------------------- ---------------  --------  -------  --------    ------ --------- ---------------- ------------- ------------
Orchard Money Market    3,751,073.360                                                                                  3,473,536.070
Fund
----------------------- ----------------- -----    ------- ------------ ------- -------- ---------------- -------------- -----------
----------------------- ----------------- -----    ------- ------------ ------- -------- ---------------- -------------- -----------
Orchard Index 500 Fund  41,502,136.272                                                   36,683,267.312   4,009,342.310  10,622.010
----------------------- ----------------- ----     ------- ------------ ------- -------- ---------------- -------------- -----------
----------------------- ----------------- -----    ------- ------------ ------- -------- ---------------- -------------- -----------
Orchard Index 600 Fund  12,545,462.355                                                   10,714,270.220   1,775,230.460  10,946.150
----------------------- ------------------ ----    ------- ------------ ------- -------- ---------------- -------------- -----------
----------------------- ------------------ ----    ------- ------------ ------- -------- ---------------- -------------- -----------
Orchard Value Fund      263,535.018                                                      6,046.040                       205,503.740
(Class A)
----------------------- ------------------ ----    ------- ----------- -------- --------- ---------------- -------------- ----------
----------------------- ------------------ ----    ------- ----------- -------- --------- ---------------- -------------- ----------
Orchard Value Fund      0.000
(Class B)
======================= ================== ==== ===================== ========== ========= ================ ============== =========


PROPOSAL 1: ELECTION OF TRUSTEES

        At the Meeting, five Trustees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed Proxy to nominate and vote in favor of the election of the persons listed below.

        In accordance with the Bylaws of the Fund, there shall be five Trustees, all of whom shall be elected to one year terms. Each nominee listed below has consented to serve as a Trustee. The Board of Trustees of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the Proxies received will be voted for such substitute nominees as the board of Trustees may recommend.

        The following information is furnished with respect to the nominees:

                                                           Principal Occupation

Name and Address                                          During Last Five Years

of Nominee                          Age                   and Other Directorships

Rex Jennings                        (75)                  President Emeritus, Denver Metro
6508 Hollytree Circle                                     Chamber of Commerce (since 1987);
Tyler, TX 75703                                           Orchard Series Fund Trustee (since
                                                          1997);
                                                          Maxim Series Fund, Inc. Director
                                                          (since 1988).

Mitchell T.G. Graye*                 (44)                 Great-West   Life  &  Assurance
                                                          Company
335 Ovida Place                                           Senior  Vice  President & Chief
                                                          Financial
Castle Rock, CO 80104                                     Officer  (1993-97).  Great-West
                                                          Life  &  Annuity  Insurance   Company,
                                                          Senior    Vice    President,     Chief
                                                          Financial Officer, (1997-present).

Sanford Zisman                      (60)                  Attorney, Zisman & Ingraham, P.C.;
3773 Cherry Creek Dr. N.                                  Orchard Series Fund Trustee
Suite 250                                                 (since 1997);
Denver, CO 80209                                          Maxim Series Fund, Inc. Director
(since 1982).


Richard P. Koeppe, Ph.D.            (68)                  Retired Superintendent
8679 E. Kenyon Ave.                                       Denver   Public   Schools   (1988  -
1990);

Englewood, CO  80017                                      Orchard Series Fund Trustee
                                                          (since 1997);
                                                          Maxim Series Fund, Inc. Director
                                                          (since 1987).

William Thomas McCallum*            (57)                  Great-West Life & Annuity Insurance
32 Sedgwick Drive                                         Company:    Director,     President,
Chief
Englewood, CO 80110                                       Executive Officer. (1990-present).

*"Interested  person" of the Fund as defined in the  Investment  Company
Act of 1940.

Committees and Board of Trustees Meetings

        The Board of Trustees has a standing Audit Committee, which consists, and which after the election of the above named nominees as Trustees is expected to consist, of the three Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. During 2000 the committee will be made up of Rex Jennings, Richard P. Koeppe and Sanford Zisman if each is elected. The purpose of the Audit Committee is, on behalf of the Board of Trustees, to review financial statements, audit results, internal controls, and other financially oriented Fund activities, and to monitor the exercise of management and external auditor responsibilities. The Board of Directors has not adopted a written charter of the Audit Committee. During 1999, the Audit Committee held one meeting.

        The Board of Trustees has a standing Executive Committee which consists of the two Trustees who are "interested persons" of the Fund. The purpose of the Executive Committee is to exercise, as required, the powers and authority of the Board of Directors, within certain limitations as prescribed in the bylaws of the Fund.

        During 1999, the Board of Trustees held four meetings. No Trustee attended fewer than 75% of the aggregate of the Board of Trustees meetings and Committee meetings on which he served.

Interested Persons

     The Fund considers Mr. McCallum and Mr. Graye each to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. McCallum is Great-West Life & Annuity Insurance Company Director, President, and Chief Executive Officer. (1990-present). Mr. Graye is Senior Vice President & Chief Financial Officer of Great-West Life & Annuity Insurance company. (1997-present).

Compensation

        The Investment Adviser (GWCM) pays all compensation of officers and employees of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of Great-West or its subsidiaries. The Fund pays the independent Trustees, and during 1999 paid each of the three independent Trustees $1,000 per meeting attended and paid all of the actual out-of-pocket expenses of such Trustees relating to attendance at meetings, as well as an annual retainer of $10,000 in two installments. Such fees and expenses aggregated $45,000.00 for the period from January 1, 1999 to December 31, 1999. The following table sets forth the fiscal year ended December 31, 19999 compensation paid by the Fund to the independent Trustees. Trustees who are interested persons of the Fund receive no compensation from the Fund.

                                      Pension or           Estimated      Total
                      Aggregate       Retirement Benefits  Annual         Compensation
                      Compensation    Accrued as Part of   Benefits Upon  from Fund Paid
Name of Director      from Fund       Fund Expenses        Retirement     to Directors
----------------      ---------       -------------        ----------     ------------

Rex Jennings          $15,000         $0                   $0             $15,000
Sanford Zisman        $15,000         $0                   $0             $15,000
Richard P. Koeppe     $15,000         $0                   $0             $15,000







Officers of the Fund

        The following information is furnished with respect to the officers of the Fund:

Name, Age, and Address              Position              Other Business Activities During
Past Five Years

James D. Motz (50)           President      Executive Vice President of Employee Benefits, GWL&A
8515 East Orchard Road                      (since 1997); Senior Vice President of Employee
Benefits,
Englewood, CO 80111                         GWL&A (1991-1997); Trustee and President, Orchard
                                            Series Fund; Director, GWCM.

David G. McLeod (37)         Treasurer      Vice President of Investment Operations, GWL&A
8515 East Orchard Road                      (since 1998); Assistant Vice President of Investment
Englewood, CO 80111                         Administration, GWL&A (1994-1998); Manager of
                                            Securities and Equities Administration, GWL&A
                                            (1992-1994); Treasurer, Orchard Series Fund;
                                            Director,GWCM.

Bruce Hatcher (36)          Assistant Manager of Investment Company Administration, GWL&A
8515 East Orchard Road                      Treasurer  (since 1998);  Associate  Manager of Separate
Account Englewood, CO 80111                 Administration, GWL&A (1993-1998).

Beverly. A. Byrne (44)      Secretary       Vice President, Counsel & Associate
                                            Secretary,
8515 East Orchard Road                      GWL&A (since 2000); Assistant Vice President,
Englewood, CO 80111                         Associate Counsel & Assistant Secretary, GWL&A
                                            (1997-1999); Assistant Counsel and Assistant Secretary,
                                            GWL&A (1993-1997); Chief Legal & Compliance
                                            Counsel, One Orchard Equities, Inc.; Secretary,
                                            Orchard Series Fund; Director, GWCM.

Stock Ownership

        In 1999, none of the Trustees or Officers of the Fund made any purchases or sales of the outstanding common stock of the Fund, the principal underwriter, the investment adviser, or their affiliates, parents, subsidiaries.

Recommendation of the Board of Directors

        At a meeting held on April 6, 2000, the Board of Trustees, including all of the independent Trustees, voted unanimously to nominate the five individuals named above to serve as Trustees of the Fund and to recommend to shareholders that they vote "FOR" each of the nominees named in this proposal.

Vote Required

        In order to approve this Proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person, or by proxy, and entitled to vote, provided a quorum is present, is required.

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

        Under this proposal shareholders are being asked to ratify the selection by The Board of Trustees, including all the independent Trustees, of Deloitte & Touche LLP, independent auditors, to examine the financial statements of the Fund for the fiscal year ending December 31, 1999. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying Proxy will be voted in favor of ratifying the selection of Deloitte & Touche.

        Deloitte & Touche also acts as independent auditors for The Great-West Life Assurance Company and all of its subsidiaries and for the other investment companies for which GWCM acts as investment adviser, Great-West Variable Annuity Account A and Maxim Series Fund. Audit services performed by Deloitte & Touche during the fiscal year most recently completed included examinations of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. Representatives of Deloitte & Touche are not expected to be present at the Meeting.

Recommendation of the Board of Directors

        At a meeting held on April 6, 2000, the Board of Trustees, including all of the independent Trustees, voted unanimously to ratify the selection of Deloitte & Touche LLP as independent auditors of the Fund and to recommend to shareholders that they vote "FOR" this proposal.

Vote Required

        In order to approve this Proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present, is required.

The Board of Trustees,  including the independent  directors,  recommends a vote
FOR.

ADDITIONAL INFORMATION


Distribution Arrangements

        On April 1,1982 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to Maxim Series Account of GWL&A. On April 1,1984 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to FutureFunds Series Account of GWL&A. On July 1, 1985 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to Pinnacle Series Account. On May 1, 1995, the Fund entered into a Share Purchase agreement with GWL&A with respect to sale of the Fund's shares with Retirement Plan Series Account of GWL&A. Such shares are and will be sold at their respective net asset values and therefore will involve no sales charge. The Share Purchase Agreements continue in effect until terminated by the mutual written consent of the parties.

Shareholder Proposals

        If a shareholder intends to present a proposal at the 2001 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and Form of Proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by December 1, 2001. The expense of preparing, printing and mailing of the enclosed Form of Proxy and accompanying Notice and Proxy Statement will be borne by the Fund.

The Fund will furnish, without charge, a copy of 1999 annual report and the June 30, 1999 semi-annual report upon request to: Mr. Tim Dombrowsky, 8515 East Orchard Road, Englewood, Colorado 80111; (800) 537-2033, ext. 4538.

                                            BY ORDER OF THE BOARD OF TRUSTEES



                                                   Beverly A. Byrne
                                                   Secretary

April 28, 2000




                                      PROXY

                                       FOR

                      THE ANNUAL MEETING OF PARTICIPANTS OF

                               ORCHARD SERIES FUND

The undersigned hereby appoints David G. McLeod, Beverly A. Byrne and Arnie A. Beckman, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Participants of The Fund to be held at 8515 East Orchard Road, Englewood, Colorado, at 11:00 a.m. Mountain Time on May 25, 2000 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 25, 2000, upon the proposals below and as set forth in the Notice of the Meeting of Shareholders and Proxy Statement for such meeting.

        1) FOR ELECTION OF MEMBERS OF THE COMMITTEE FOR VARIABLE ANNUITY THE FUND to serve until their successors are elected and qualified.

 [  ]  FOR all nominees listed              [  ]  WITHHOLD AUTHORITY to vote
       below (except as marked                    for all nominees listed below
       to the contrary below)

                             (The Members of the Committee recommend a vote FOR)

     (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

[  ] R.P. Koeppe        [  ]  R.   Jennings   [  ]   M.T.G.   Graye  [  ]  W.T.
McCallum     [  ] S. Zisman


        2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Variable Annuity The Fund for the fiscal year ending December 31, 2000.

          [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                             (The Members of the Committee recommend a vote FOR)


        3) In the discretion of the Members of the Committee, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE COMMITTEE'S RECOMMENDATIONS.

                             THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE.


        Name of Participant:

        Group Policy No.:                          Certificate No.:

        Participant Number of Votes:



Dated:                          , 2000
      --------------------------

                                            (Signature of Participant)


        Please sign and date your Proxy and return promptly in the accompanying envelope.